Exhibit 99.17



                          UNITED STATES DISTRICT COURT
                             DISTRICT OF NEW JERSEY

--------------------------------------)
                                      )
HYDROMER, INC.                        )
                                      )
                  Plaintiff,          )
                                      )
         v.                           )
                                      )
ADVANCED SKIN TECHNOLOGIES, INC.,     )                CIVIL ACTION NO.
STEVE PUGLIESE, AND                   )                4-2820 (MLC)
VETERINARY PHARMACEUTICALS, INC.      )
                                      )
                  Defendants.         )
--------------------------------------)


                             AGREEMENT FOR JUDGMENT

     Plaintiff,  Hydromer,  Inc.  ("Hydromer"),  having instituted the captioned civil action against the Defendant,  Veterinary  Pharmaceuticals,  Inc. ("VPI"),

and the parties having agreed to settle all claims and counterclaims pursuant to the terms of a Settlement  Agreement  between  Hydromer and VPI and both parties
                                      -------------------------
having  stipulated to the terms and entry of this Agreement for Judgment in lieu of a trial on all claims and counterclaims;

     Now,  upon consent and as between  Hydromer and VPI, it is hereby  ORDERED,

ADJUDGED and DECREED as follows:

     1.   This Court has jurisdiction over the subject matter and the parties to this action and venue is proper in this District.

     2.   Hydromer  (a) is the owner of U.S.  Patent Nos.  4,642,267  ("the `267 patent");  4,769,013  ("the `013  patent");  6,203,812  (the `812  patent);  and

6,395,289 ("the `289 patent") (hereinafter  collectively "the  patents-in-suit")

and (b) has asserted in this action that VPI has infringed claims 1, 2, 6, 8, 10 and  12-20 of the `267  patent;  claims  1, 2, 4 and  15-18 of the `013  patent;

claims 1, 2, 5, 6, 8, 9, 11-16,  18-20 and 22-23 of the `812 patent;  and claims

1, 2, 5, 6, 8, 9,  11-16,  18-20  and  22-23 of the  `289  patent  (referred  to collectively as "the Asserted Claims of the Hydromer Patents").



     3.   Admissions  as to validity - VPI admits that the  patents-in-suit  and
          --------------------------
each and every claim thereof is valid and  enforceable  against VPI for the term defined in paragraph 6 of this document and takes no position as to the validity or  enforceability  of the  patents-in-suit  in any action against parties other than VPI.



     4.   Admissions as to infringement - VPI also admits that it has infringed,
          -----------------------------
or been induced to infringe,  one or more of the Asserted Claims of the Hydromer

Patents and has infringed each of the patents-in-suit.



     5.   Injunction  - VPI  agrees  that  it,  its  agents,  officers,  owners,
          ----------
directors,  employees and attorneys, and all persons in concert or participation with it, who receive notice of this Judgment,  are hereby  permanently  enjoined from infringing,  contributing to the infringement of, or inducing  infringement of any of the Asserted Claims of the Hydromer Patents, by manufacturing, causing to be manufactured,  selling,  offering for sale, importing,  or shipping in the

United  States any teat dip  product  containing  the  patented  combination  of polyvinylpyrrolidone  (PVP) and polyurethane  (PU), or otherwise  infringing the

Asserted Claims of the Hydromer Patents.

     6.   Term of the  Injunction - The  injunction  shall remain in force as to
          -----------------------
each of the patents-in suit until such Asserted  Claims of the Hydromer  Patents either expire or are declared invalid or unenforceable in a judgment, by a Court of competent jurisdiction,  from which no appeal has been taken or against which all appeals have been exhausted.



     7.   The United States  District Court for the District of New Jersey shall retain  jurisdiction  over this matter and the parties to enforce the Settlement

Agreement,  the  Injunction  and this  Judgment,  and each party consents to the personal jurisdiction of that Court for such purposes.



     THEREFORE,  Judgment is hereby  stipulated and agreed to be entered against defendant VPI  permanently  enjoining it from  infringing the Asserted Claims of the Hydromer Patents.



     This Judgment is FINAL except that the Court shall retain jurisdiction over this matter and the parties to enforce the Settlement Agreement, the Injunction,

this Judgment,  and a separate Consent Monetary  Judgment which may be filed and entered by the Court in the event of a default by VPI pursuant to the terms of a

Settlement Agreement between Hydromer and VPI of even date herewith.

STIPULATED AND APPROVED ON BEHALF OF HYDROMER AND VPI:
-----------------------------------------------------


HYDROMER, INC.                              VETERINARY PHARMACEUTICALS, INC.


By:                                         By:
   ---------------------------------           ---------------------------------
Duly Authorized:                            Duly Authorized:
Title:                                      Title:


By:   /s/ Alan M. Sack                        By: /s/ James P. Flynn
   ---------------------------------           ---------------------------------
      Alan M. Sack (AMS-8856)                    James P. Flynn (JPF-    )
      HOFFMANN & BARON, LLP                      EPSTEIN, BECKER & GREEN, P.C.
      6900 Jericho Turnpike                      Gateway Center Two (12th Floor)
      Syosset, NY 11791                          Newark, NJ 07102
      Phone:  (516) 822-3550                     Phone-Main:  (973) 642-1900
      Facsimile:  (516) 822-3582                 Phone-Direct:  (973) 639-8285
                                                 Fax-Main:  (973)642-0099
                                                 Fax-Direct:  (973) 639 8931



                                   SO ORDERED:



Dated:
     -------------------------------        ------------------------------------
                                            The Honorable